Exhibit 99.1

Boenning & Scattergood Investor Presentation December 11, 2019

Content • Company and Market Overview • Strategic Vision • Financial Performance • Growth in Shareholder Value 2

This presentation, and the oral presentation that supplements it, have been developed by SB One Bancorp (“SB One” or the “Com pan y”), and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that su pplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in par t, without the prior written consent of the Company. Some of the statements contained in this presentation are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, wor ds such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “ tar get,” “could,” “is likely,” “should,” “would,” “will,” “assume”, “forecast”, “plan” or similar expressions are intended to identify “forward - lo oking statements” within the meaning of Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reli anc e on any forward - looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nat ure , these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that may cause actual results to differ materially from those contemplated by such forward - looking statements include, a mong others, difficulties and delays in integrating the business or fully realizing cost savings and other benefits; operating cos ts, customer loss and business disruption following the mergers with Community Bank of Bergen County and Enterprise Bank NJ, including adverse effe cts on relationships with employees, may be greater than expected; changes to interest rates; the ability to control costs and expen ses ; our ability to integrate new technology into our operations; general economic conditions; the success of the Company’s efforts to diversi fy its revenue base by developing additional sources of non - interest income while continuing to manage its existing fee - based business; risks a ssociated with the quality of our assets and the ability of our borrowers to comply with repayment; the impact on us of the changing st atu tory and regulatory requirements; and the risks inherent in commencing operations in new markets. Any or all of our forward - looking state ments in this presentation may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unkno wn risks and uncertainties. Consequently, no forward - looking statements can be guaranteed. Further information about these and other rele vant risks and uncertainties may be found in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2018 and in subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the res ults of any revisions to those forward - looking statements that may be made to reflect events or circumstances after this date or to reflect the occurrence of anticipated and unanticipated events. FORWARD - LOOKING STATEMENTS 3

Company and Market Overview

2010 5 Our Evolution Acquired Tri - State Insurance Founded • Acquisition of Community Bank of Bergen County Opened Banking Center in Queens County, NY First M&A 1975 2001 New Executive Leadership Team 2013 • Rights Offering ($7MM) • Closed Warwick Banking Center 2015 2016 • Entered Bergen County, NJ Market • Closed Andover Banking Center (March 2019) 2017 2018 Corporate Rebrand Capital Raise ($28MM) • Sussex Bank and Tri - State 2019 • Acquisition of Enterprise Bank NJ Second M&A • Closed Port Jervis Banking Center • Grand Opening of Weehawken Banking Center (July 27, 2019)

□ Operating in one of the most desirable and competitive MSAs* (NY/NJ) in the US □ New York and New Jersey are some of the most densely populated and attractive markets in the US 6 * Source: SNL Company Overview □ $1.9 Billion in Total Assets □ $1.6 billion in net loans □ $1.5 billion in total deposits □ 18 Branch Locations (including most recent Weehawken banking center) □ Corporate offices in Paramus and Rochelle Park □ Regional Lending Offices in Sussex, Bergen, Union and Morris Counties, NJ & Queens, NYC □ NASDAQ: SBBX* □ 12/31/2009: $11MM □ 12/9/2019: $223.1MM As at 9 - 30 - 2019 Market Capitalization

7 * Source: SNL Company Market Overview Ticker Symbol SBBX 12/09/2019 Closing Price * $23.67 EPS LTM $2.26 Price to tangible book value per common share * 131.3% Price to NTM EPS* 9.7x Price to LTM EPS* 11.2x Annualized Dividend/ Yield * $0.34/1.44% 52 week high * $24.34 (9/17/19) 52 week low* $19.30 (12/20/18)

Strategic Vision

Target High Performing Peer Median (a) Total Assets $3.0 - $5.0 billion in assets $3.8 billion (average) $3.5 billion (median) ROA 1.00% or better 1.37% ROE >11.0% 12.77% NPAs / Assets <1.00% 0.41% Annual EPS growth Double digit N/A To be a high performing business bank that serves northern NJ and the NY Metro Region 9 (a) Source: SNL - High Performing Peers (Banks and Thrifts Assets between $3.0 billion and $5.0 billion and ROAA >= 1.00 % at 6/30/2019) Strategic Vision

10 Strategic Vision – Strategic Objectives Grow Core Deposits Further diversify the Lending Portfolio Enhance Distribution Strategy Employee and Customer Experience Operational Efficiency and Excellence Risk Management M&A Opportunities Strategic Objectives

11 • Deepen our relationships with customers and Advisory Board members • Strengthen current product offerings • Enhance Cash Management platform • Expand to new markets • Maintain focus on growing core relationships Grow Core Deposits • Enhance Small Business delivery channels • Streamline underwriting and approval processes • Specialized Lending • Continue focus on organic growth Diversify the Lending Portfolio • Fully integrate delivery channels including digital environment with the retail bank • Expand into new markets • Grow non - interest income generated by SB One Insurance Agency Distribution Strategy Strategic Vision – 2019 Strategic Goals

12 • Become the best employer in the financial industry • Implement employee and customer net promoter system Employee and Customer Experience • Increase profitability through improved processes, procedures, internal reporting and utilization of technology Operational Efficiency and Excellence • Maintain a strong Risk Management Culture • Complete implementation of Enterprise Risk Management Program Risk Management • Continue to explore M&A Opportunities M&A Opportunities Strategic Vision – 2019 Strategic Goals

Regional Commercial Lending Office Corporate Operations Center Corporate Executive Center Potential New Markets Future banking center - Wycoff Current Banking Centers Through expansion into desired markets and M&A activity we continue to grow core deposit relationships to fund assets and create franchise value. . Market Expansion . 13 .

14 Building of Franchise Value De novo Banking Centers – Weehawken, NJ (Hudson County) • $23.9 million in deposits • Deposit market of over $3 billion (average branch size >$75 million) within a 4 mile radius – Planned future locations in Morris County, NJ, Long Island, NY and Northern Bergen County, NJ Existing Banking Centers (full service) – Sussex County (7 locations / $502.7 million in deposits) • Stable mature market with strong core funding costs – Bergen County (4 locations / $404.9 million in deposits) • Average banking center size of $99.6 million – Queens County (1 location / $104.4 million in deposits) • Strong core deposits – Essex/Union/Middlesex Counties (4 locations / $181.7 million in deposits) • Over $16 billion in deposit market within 2 miles of each of its branch locations Growth In Deposits * As of 9/30/19

Building of Franchise Value Digital Banking & Technology Platform Renegotiating core provider contract for better optionality on current and future core digital products Enhancing product suite with focus on cash management tools Leveraging existing technology to revamp digital workflows

Financial Performance

Financial Performance

SB One Bancorp

September 2019 Income Statement

September 2019 (QTR) vs. June 2019 (QTR)

- EPS: $0.55 diluted (-$0.11 from $0.66 June Qtr)
- EPS excluding Gains and Rockaway: $0.55 v $0.59
- ROA: 1.08%; -27bps vs June Qtr (Securities -23bps; Rockaway +8bps)
- ROTA: 1.10%; -27bps vs June Qtr (Securities -23bps Rockaway +8bps)
- ROE: 10.56%; -242bps vs June Qtr
- ROTCE (1): 12.43%; -289bps vs June Qtr (Securities +2.62%; Rockaway -0.87%)

Quarterly Variances

- Non Interest Income: -$1.3MM QoQ
- Non Interest Expense: -$0.339k QoQ

September 2019 Balance Sheet

September 30, 2019 vs. June 30, 2019

- Commercial Loans:
  - +10.2% annualized growth
    - Payoffs of $35.0MM
    - $57.3MM New loans funded at 4.77% WAR (-26bps to prior quarter);
    - Portfolio WAR -6bps mostly due to rate change on existing loans
- Deposits:
  - Overall: +13.7% annualized growth
  - Retail Deposits: +14.5% annualized growth
  - Non-Int Bearing: -3.5% annualized growth
- Asset Quality:
  - NPAs -21.9% v. Prior Qtr
  - NPA/Assets: 0.88%, -25bps QoQ (1.13% Prior Quarter)
  - Non Accrual Loans -276k v. Prior Qtr

17

18 Financial Performance vs. Targets FY 2017 FY 2018 2019 (YTD***) 3Q 2019 Targets NJ Banks and Thrifts Avg. (a) Loans, net annual growth 18.1% 80.2% 19.45%** 7.9% 8.6% 15% 6.72% Deposits, annual growth 15.4% 77.6% 12.46** 17.0% 13.65% 10% to 12% 6.54% NPAs to assets 0.94% 1.67% 0.87% 0.87% <1.00% 0.90% ROA 0.62% 0.84%* 0.70% 0.99%* 1.23% 1.08% 1.00% or better 0.96% ROE (11x multiplier) 7.17% 9.71%* 6.62% 9.62%* 11.97% 10.56% > 11% 8.17% Net Interest Margin (tax equivalent) 3.39% 3.36% 3.40% 3.26% N/A 3.39% Net non - interest income (expense) as % of average assets (1.89%) (1.76%)* (2.08%) (1.67%)* (1.06%) (1.32%) N/A (1.76%) Insurance agency income before tax $1.4MM (+18%) $2.0MM (+41%) $1.9MM (+19%) $2.2MM (+18%) 20% N/A Diluted EPS $1.42 (+19%) $1.86* (+31.0%) $1.83 (+90.6%) $0.55 Double digit N/A (a) Source: SNL - NJ Banks and Thrifts (31) 6/30/19 * Excludes merger - related and rebranding expenses * * Excludes CBBC and Enterprise Loans at merger date, 1/4/18 and 12/21/18, respectively. *** As of 9/30/19

20% 24% 11% 20% 25% Demand, non-interest bearing NOW Money market Savings Time $458 $518 $661 $762 $1,354 $1,527 FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 19 Performance Trends - Deposits Deposits ($ in millions) 9/30/2019 vs. 12/31/2018 +17%* Deposit Mix, 9 - 30 - 2019 Overall cost of deposits 1.30% , Retail only 1.08% » Deposits ▪ Deposit growth of $172.9MM, or 17.03% (annualized) ▪ Non - interest bearing demand growth of 8.17% (annualized) ▪ Loan to deposit ratio of 102.5% Deposit Mix, 12 - 31 - 2018 Overall cost of deposits 1.10% , Retail only 0.84% 16% 15% 14% 14% 30% 10% Demand, non-interest bearing NOW Money market Savings Time * Annualized growth

$466 $538 $689 $813 $1,466 $1,554 FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 20 Performance Trends - Loans Net Loans ($ in millions) +8%* Loan Mix, 9 - 30 - 2019 » Loans ▪ Net loan growth of $87MM, or 7.9% (annualized) ▪ Commercial loan portfolio growth of $91MM, or 10.2% (annualized) ▪ Loan to deposit ratio of 102.5% 9/30/2019 vs. 12/31/2018 Loan Mix, 12 - 31 - 2018 6.7% 7.0% 30.0% 31.9% 24.3% 0.1% Commercial and industrial Construction Commercial real estate - Owner Occupied Commercial real estate - Investment Residential real estate Consumer and other loans 5.5% 9.6% 29.2% 30.4% 25.1% 0.2% Commercial and industrial Construction Commercial real estate - Owner Occupied Commercial real estate - Investment Residential real estate Consumer and other loans Weighted Average Rate: 4.58% Weighted Average Rate: 4.61% * Annualized growth

21 Credit Risk Management Concentration Risk Management (Q3 2019) – CRE concentration ratio 388% – Focused on organic growth – Geographically diversified CRE Geographical Concentrations (09 - 30 - 2019) Non - performing Assets ($16.9MM) • Recovery and resolution of $4.6MM occurred during third quarter of 2019 (24 bps reduction of NPA/Assets ratio) • NPA/Assets: 0.87% (as of 9 - 30 - 2019) NPA expected resolutions of $3.1MM (16 bps reduction of NPA/Assets ratio) • Expected resolutions totaling $1.0MM within the next 3 months (5 bps reduction of NPA/Assets ratio) • Loan expected resolutions totaling $2.1MM within the next 6 - 9 months(11 bps reduction of NPA/Assets ratio)

5.25% 7.02% 9.60% 8.96% 9.62% 11.97% 8.17% FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Peer Return on average equity 6.62% * 0.46% 0.59% 0.72% 0.88% 0.99% 1.23% 0.96% FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Peer Return on average assets 0.70% * $0.57 $0.81 $1.19 $1.42 $1.86 $1.83 FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Net income per common share - diluted $1.25 YTD $2.6 $3.7 $5.5 $7.7 $14.7 $17.2 FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Net Income $10.0 YTD 22 Performance Trends - Profitability * Excludes merger - related and rebranding expenses ** Peer Definition: NJ Banks as of 6/30/2019; Source: SNL - NJ Banks and Thrifts (31) 6/30/2019 * *

$501 $670 $1,199 $1,413 $1,995 $1,918 FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Insurance Services Income before Tax 78.56% 77.47% 70.08% 68.54% 73.70% 55.92% FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Efficiency Ratio 3.49% 3.45% 3.37% 3.39% 3.36% 3.40% FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Net interest margin 23 Performance Trends - Profitability 1.06% 1.03% 1.02% 0.91% 0.75% 0.80% FY-14 FY-15 FY-16 FY-17 FY-18 Sep-19 Non Interest Income % of Average Assets YTD YTD YTD

Growth in Shareholder Value

$0.79 $1.13 $1.37 $1.89 $2.26 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 FY 2015 FY 2016 FY 2017 FY 2018 LTM EPS +38% +26% 25 Source: SNL and internal data Growth in Shareholder Value EPS * Annualized Growth * +43% +21%

$11.00 $12.08 $15.13 $16.36 $17.71 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 FY 2015 FY 2016 FY 2017 FY 2018 YTD TBV * +11% 26 Source: SNL and internal data Growth in Shareholder Value TBV *Annualized Growth, as of 9/30/19 +10% +25% +8%

27 Source: SNL as of 10/21/2019 Stock Performance 5 - Year Total Return Growth in Shareholder Value

$36.2 $47.8 $60.8 $99.1 $162.2 $194.9 $223.1 $7.81 $10.25 $13.09 $20.90 $26.85 $20.44 $23.67 FY-13 FY-14 FY-15 FY-16 FY-17 FY-18 12/09/2019 Market Cap Stock Price 177.5% 28 173.1% Source: SNL and internal data Growth in Shareholder Value 119.0% 98.7% 82.9% SBBX Stock Price / Tangible Book Value per common share 124.9% 133.7%

Q&A